UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA CRESCENT FUND
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90025
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2014

Item 1. Report to Stockholders.

FPA Crescent Fund

Semi-Annual Report

June 30, 2014

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

Nothing seems to slow this stock market in overdrive. The S&P 500 returned 5.23% in the second quarter and 7.14% year-to-date. The FPA Crescent Fund returned 2.94% and 5.04% for the same periods, albeit with an average net exposure to equities in the low 50% range.

The value of our positions obviously fluctuates every day and using calendar quarter-end period is nothing more than arbitrary, although it does help explain what contributed to the portfolio's rise or fall in the period. This quarter, for example, turned out to be a good period for companies beginning with the letter "A", with 60% of the winners coming from the beginning of the alphabet. Our top five contributors in the second quarter added 1.28%, while the bottom five detracted just 0.21%. Our top performer, Covidien, increased on the news that Medtronic intends to acquire it. Overall, capturing a price at a moment in time will not explain how we will perform long-term. Instead, our attention is focused on years out in the future, which allows us to block the cacophony that comes from listening to the market's daily rhythms.

Winners	Losers
Covidien	Energy Select Sector SPDR ETF
Canadian Natural Resources	Vodafone
Alcoa	CIT Group
Aon	Thermo Fisher Scientific
Arris Group	Bank of America

FPA had its second bi-annual Investor Day on June 2, 2014. We welcomed the opportunity to spend time with many of our investors and hope, for those who attended, that you found it informative. If you weren't there, you might enjoy reviewing presentations made by Mark Landecker, Brian Selmo and me, which are available on our website — www.fpafunds.com.

Economy

With a nod to Sonny & Cher, the beat goes on. As has largely been the case since 2009, the stock market is the star performer while the economy resembles a shaky back-up singer. The first quarter witnessed a decline in GDP, the first such drop since 2009. A horrible winter certainly had an impact. Since then, the economy seems to have rebounded somewhat but our conversations with companies and our reading materials point to an economy that continues to be anything but robust. U.S. GDP remains below the Fed's target projections. Employment has increased but, due to people dropping out of the workforce, it's close to a four-decade low as a percentage of the population. Equally concerning, there's more part-time work and average wages remain weak. As Sonny & Cher sang: La de da de de, la de da de da.

Disappointing economic growth offers a silver lining, in that it discourages central banks from becoming less accommodative, despite jawboning to the contrary. The Federal Reserve continues to keep interest rates low and to quantitatively ease albeit with some negligible tapering. This effort clearly hasn't had much of an economic impact but it has continued to elevate the price level of risk assets around the globe. The chart below gives rise to our observation that the Fed has been the biggest driver of the stock market.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

S&P 500 vs Federal Reserve Balance Sheet1

In the U.S., the real rate of interest is barely above zero.

Fed funds rate minus CPI — zero interest rate policy2

With yields remaining artificially low, we observe zero interest-rate policy perverting capital allocation decisions. Money continues to flow around the globe in a quest for yield, instigating a continued rise in risk assets. Many who have been accustomed to the lower risk of high-grade bonds and Treasuries are now finding themselves looking elsewhere. There is no better example of this than the first six months of this year when global stock markets, high-yield bonds, gold, oil and long-dated Treasury bonds all saw their value increase in chorus, a real rarity. As yields have declined, the expectations and spending needs of investors appear to have remained constant, leading them to assume additional risk in varied asset classes around the world. Whereas many past bull-market rallies have been greed-based, this one seems more need-based.

The U.S. isn't alone in keeping rates low. Many countries continue to harbor deflation fears. Japan is still below its inflation target. EU countries have just marginal inflation and it wouldn't take much to tip them into deflation. Some EU countries like Greece and Portugal are already suffering from outright deflation. As a result, the EU overnight rate is now a negative 0.1%, which means it costs banks to keep money on deposit with the

1  Federal balance sheet amounts are illustrated in millions. Source: Federal Reserve, Bloomberg

2  Source: Morningstar Direct.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

European Central Bank (ECB). Its main lending rate is now down to just 0.15%. It's hard to argue that such low rates wouldn't affect an investment decision.

With slow growth and low inflation (and fear of deflation) plaguing most developed economies, it's hard to see the current easy-money regime ending any time soon. For it to end, the Fed must first slow its buying, then stop buying and then either liquidate or roll the assets they've purchased. It appears that we have a ways to go before they aren't accommodative — unless their hand is forced. The U.S. is increasingly on its own in financing its deficits, with foreigners having largely stepped out of the U.S. Treasury market.3 If we need financing assistance from our trading partners, then we might need higher interest rates to get them to step up their Treasury buying. Or, the Fed could always reverse course on the QE taper and continue to self-finance. Or, the current account balance shrinks, thereby requiring less funding, with either exports and the economy growing, or imports and the economy shrinking. That's a lot of "oars" needed to keep the boat moving — which begs some degree of caution.

We consider the economy only to ascertain what's possible at some point, rather than to opine as to what will happen when. With a healthy dose of skepticism and appreciation of our fallibility, we understand that things can always go wrong (including our own projections), but we are happy to commit capital to new or existing investments as long as the given opportunity offers an attractive risk/reward, even after taking into account bad news that brings about a reasonable worst-case scenario.

Investments

Investing today feels a bit like dancing the limbo, i.e. how low can you go? With interest rates, volatility, and short interest all near lows, it's no surprise that opportunities are scarce as you can see in the following two charts that depict valuations being above normal, historical figures.

Historic P/E ratio using 10-year average earnings4

3  U.S. Treasury buys have declined from over $100bn/month at its peak (2006) to ~$10bn/month today (Source: MacroMaven).

4  Source: Shiller, Robert J. Online Data Robert Shiller, econ.yale.edu/~shiller/data.htm, and Bloomberg. Data as of May 12, 2014. P/E or price-to-earnings is a valuation ratio of a company's current share price compared to its per-share earnings.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Stock market as percent of GDP5

If you were to then surmise that there isn't much trading at low valuations, you would be correct. With many stocks hitting new highs, the number of stocks trading at lower Price/Earnings (P/E) ratios is near its low. We continue to trust that long-term thinking will pay dividends in the form of good returns and allow us to avoid the frequent mistakes more commonly associated with the need for more immediate gratification. Patient investors have created more than one great family fortune over time and over diverse industries by disregarding present performance in an effort to create wealth at some point in the future; e.g., Buffett, Crown, Tisch, Koch, Frère and Pritzker, just to name a few.

Alcoa & Norsk Hydro

We initiated positions in two aluminum companies last fall, Alcoa and Norsk Hydro, that we saw as commercial opportunities or, as we like to call them, "3 to 1s", i.e., 3x the perceived upside to its downside. The oversimplified and bigger picture view was that we saw the price of aluminum was at an inflation-adjusted low and the stock prices of these companies were down in kind, as can be seen in the following graphs.

5  Source: Federalreserve.gov/Z.1 Release March 6, 2014

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

LME Aluminum price per ton6
(3 month rolling forward)

Stock Chart: Alcoa & Norsk Hydro7

6  Source: Bloomberg.

7  Source: Bloomberg.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

As we studied the industry, we realized that almost half of aluminum smelters were operating below cash break-even...

Aluminum Cost Curve8

...but the industry participants were acting rationally and closing capacity. Alcoa, alone, has already reduced its smelting capacity from ~4.5 to ~3.0 mm tons.9 With ~6% demand growth expected for the current decade, helped along by emerging markets and increased usage in the aerospace and auto industries, we kept researching.

Aluminum Demand Growth10

We studied their competitive position, understanding relative strengths vis-a-vis competitors, customers and suppliers. We looked closely at Alcoa's and Norsk Hydro's businesses, financials, free cash flow, and the capabilities of their management teams (particularly their capital allocation decisions). We ultimately determined that these companies met our hurdles and represented a commercial opportunity. Our estimates of what might eventually happen look like this — although it may or may not play out this way or could but for different reasons than we think.

Aluminum Opportunity Risk/Reward11

	Downside Case	Base Case	Upside Case
Aluminum price	flat/never recovers	replacement cost	above replacement cost
Valuation metric	value support from other assets	8-10x earnings	10-12x earnings
Potential	10-50% downside	50-100% upside	2-3x upside

8  Source: WoodMac, Bernstein analysis.

9  2009 was Alcoa's peak year of capacity.

10  Source: WoodMac, Bernstein estimates and analysis.

11  Source: FPA.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Talking about these two companies as if they're synonymous does each a disservice. There are distinctions in business lines, geography and management. Norsk Hydro is more a pure play on the aluminum supply chain, while Alcoa has a hidden gem in its high-margin, high-return on capital Engineered Products Solutions business. However, we did feel that this abbreviated view would serve to illustrate how we decide what to work on and how we begin to understand a business and industry.

Jardine Matheson & Jardine Strategic

Crescent Co-Portfolio Manager Mark Landecker profiled our investment in the "Jardines" at our FPA Investor Day. These Hong Kong-based holding companies can trace their roots back to 1832 and the founding family remains in control and continues to manage and shepherd the growth of these sister entities.

About 80% of the value of our estimate of the net asset value (NAV) of the Jardines is comprised of the following listed companies: HK Land, Mandarin Oriental Hotels, Dairy Farm, Jardine Lloyd Thompson and Astra. We discussed the merits of the largest of these businesses at our recent Investor Day.

As is typically the case, one often needs a little bit of market distress or company specific hair to buy a high-quality business at an attractive price. In the case of the "Jardines", we got a bit of both earlier this year. The hair is the convoluted cross-shareholding structure that is confusing and requires some mental gymnastics to figure out what you are actually buying. Although he walks around our office barefoot at times, we don't know if Contrarian analyst Chris Lozano will ever be mistaken for an Olympic gymnast, but he did gold medal work in disaggregating the financial statements of the various holdings so we could figure out what we were paying for this fine collection of businesses.

Throw in a small emerging-market selloff earlier this year and we had the ingredients to purchase what we viewed as a compounder with high-quality assets, an unlevered balance sheet and a long-term, owner-operator management team at the helm for a reasonable multiple of 12x earnings. On an NAV basis, this equated to discounts of 37% for Jardine Strategic and 28% for Jardine Matheson, respectively, with Strategic being our larger holding due in large part to the greater discount.

Thanks to its management's excellent stewardship, Strategic has grown its equity/share at a 22% rate over the past decade, more than 2x the 10% rate of the far better-known Berkshire Hathaway. We don't know what the future holds but we think putting them in the same sentence as Mr. Buffett's company is not unreasonable.

Russia

Early in the year, we began to focus on Russian companies as many global businesses seemed reasonably priced. We ultimately settled on a commodity basket that we could buy if and/or when its stock market sold off. We chose commodity companies because their dollarized revenue stream limited exposure to the ruble, which is expensive to hedge. Furthermore, these businesses account for 25% of Russia's GDP and 50% of the country's governmental revenue so it's clear they are of critical importance to the state. We also believed that there was some ability to mitigate U.S. sanctions as the underlying asset is globally traded.

When Russia "annexed" Crimea, we had our opportunity. The companies in our basket traded at huge discounts to their global peers and, despite low-payout ratios, had dividend yields that were much higher than their P/Es. The average P/E of the basket at purchase was less than 4x current year consensus estimates while the average current dividend yield was greater than 5%. We appreciate the risk of investing in a country with a complex, authoritarian political system and that our upside could potentially be taken by the government, but we

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

also believe that the prices at which we purchased these securities were sufficiently discounted to offer an asymmetric risk/reward that was skewed in our favor.

High yield

A recent headline from credit research firm CreditSights illustrates the current state of the high-yield market: "Five Attractive 5+% Yielding HY Bonds."12 Well, we guess one can be thankful there are at least five.

We continue to see no reason to participate in lower-grade corporate debt. We would also note that just because corporate bonds aren't attractive doesn't mean stocks are by default as we have seen some argue.

We have not historically participated in the sovereign debt market but it's worth noting that investors are willing to lend money to a host of countries with fiscal and social challenges at surprisingly low rates. As examples of risk/rewards we will not accept: Spanish and Greek 30-year bonds offer a yield of 4.0% and 6.5%, respectively, and recently Mexico was able to sell a century bond (100 year maturity) with a 5.75% yield-to-maturity.13

Conclusion

Since we can't will the world to unfold in a fashion to benefit your portfolio, although we've tried, we instead try and maintain a level head in the most uneven of moments. Thanks to a constant philosophy and clear process, we believe we are well-positioned to execute on our Contrarian Value Strategy. If we continue to keep our head down and play our game, we believe we'll continue to find good investment opportunities that meet our strict value parameters, exemplified by the 8 new positions bought in the Fund in the first half of this year.

Branch Rickey, former baseball player, manager, and executive, once said that "Things worthwhile generally don't just happen. Luck is a fact, but should not be a factor. Good luck is what is left over after intelligence and effort have combined at their best...Luck is the residue of design."

Like Branch, we expect that our design will create our luck.

Respectfully submitted,

Steven Romick
President
July 25, 2014

12  CreditSights, Andy DeVries and Charles Johnston, June 4, 2014

13  Mexico sold 1 billion of pound-denominated debt in March 2014.

The discussions of Fund investments represent the views of the Fund's managers at the time of each report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

June 30, 2014

Portfolio Characteristics

	FPA Crescent		S&P 500		Barclays Capital Gov't/Credit	Barclays Capital Agg
Stocks
Price/Earnings TTM	19.4	x	19.1	x
Price/Earnings 2012 est.	15.7	x	16.6	x
Price/Book	1.9	x	2.7	x
Dividend Yield	1.7%		2.0%
Average Weighted Market Cap (billion)	$94.8		$125.4
Median Market Cap (billion)	$40.9		$18.1
Bonds
Duration (years)	0.6				5.9	5.6
Maturity (years)	0.6				8.1	7.7
Yield-to-Worst	0.3%				2.0%	2.2%
Yield-to-Worst (corporate only)	4.8%

Portfolio Analysis

10 Largest Holdings*
Microsoft	3.4%
Oracle	3.1%
Aon	2.9%
CVS Caremark	2.8%
Covidien	2.2%
Thermo Fisher	2.1%
Occidental	2.1%
AIG	1.7%
Alcoa	1.5%
Citigroup	1.5%
Total	23.3%

*Excludes U.S. and Foreign Gov't Securities

Portfolio Composition
Asset Class
Common Stocks, Long	54.0%
Common Stocks, Short	-2.3%
Other	1.2%
Corporate Fixed Income	0.6%
Mortgage Backed	0.4%
U.S. Government & Agencies	32.4%
Foreign Government & Agencies	1.4%
High-grade Short-term Corporate Bonds	6.0%
Liquidity**	41.4%
Geographic*
U.S.	38.9%
Europe	16.7%
Other	4.4%

** Liquidity defined as cash and high quality, liquid, limited term securities - net of shorts and collateral

Performance Statistics

	FPA Crescent	S&P 500	60% R2500/ 40% BCGC	60% SP500/ 40% BC AGG
Statistics
Gain in Up Months - Cumulative	420.0%	544.1%	422.7%	361.9%
Upside Participation		77.2%	99.4%	116.1%
Loss in Down Months - Cumulative	-184.1%	-331.3%	-220.2%	-185.6%
Downside Participation		55.6%	83.6%	99.2%
Up Month - Average	2.5%	3.3%	2.5%	2.2%
Down Month - Average	-2.2%	-3.8%	-2.6%	-2.2%
Delta between Up/Down months	4.7%	7.1%	5.1%	4.3%
Worst Month	-13.9%	-16.8%	-13.9%	-11.0%
Best Month	12.6%	10.9%	9.3%	6.6%
Standard Deviation	10.28%	14.91%	10.88%	9.12%
Sharpe Ratio (using 5% risk-free rate)	0.60	0.29	0.40	0.35
Performance
Quarter	2.9%	5.2%	2.9%	4.0%
Calendar YTD	5.0%	7.1%	5.2%	5.9%
1 Year - Trailing	16.0%	24.6%	16.8%	16.2%
3 Years - Trailing	11.5%	16.6%	11.2%	11.5%
5 Years - Trailing	13.3%	18.8%	15.2%	13.3%
10 Years - Trailing	8.7%	7.8%	8.3%	6.9%
15 Years - Trailing	9.6%	4.4%	8.4%	5.2%
20 Years - Trailing	11.1%	9.8%	9.8%	8.6%
From Inception[a]	11.2%	9.3%	9.4%	8.2%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

June 30, 2014

HISTORICAL PERFORMANCE

Calendar Year-End	FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
Q2 2014	2.9%	2.9%	3.6%	5.2%
2013	22.0%	19.8%	36.8%	32.4%
2012	10.3%	12.7%	17.9%	16.0%
2011	3.0%	2.5%	-2.5%	2.1%
2010	12.0%	19.1%	26.7%	15.1%
2009	28.4%	22.5%	34.4%	26.5%
2008	-20.6%	-21.4%	-36.8%	-37.0%
2007	6.8%	3.9%	1.4%	5.5%
2006	12.4%	11.2%	16.2%	15.8%
2005	10.8%	6.0%	8.1%	4.9%
2004	10.2%	12.7%	18.3%	10.9%
2003	26.2%	28.1%	45.5%	28.7%
2002	3.7%	-6.6%	-17.8%	-22.1%
2001	36.1%	4.8%	1.2%	-11.9%
2000	3.6%	7.9%	4.3%	-9.1%
1999	-6.3%	13.3%	24.2%	21.0%
1998	2.8%	4.9%	0.4%	28.6%
1997	22.0%	18.5%	24.4%	33.4%
1996	22.9%	12.6%	19.0%	23.0%
1995	26.0%	26.7%	31.7%	37.6%
1994	4.3%	-2.0%	-1.1%	1.3%
1993[a]	9.6%	8.2%	10.1%	4.4%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. We employ a strategy of selectively investing across a company's capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 11% better than the equity indexes. FPA Crescent has, on average from inception,captured 71% of the upside monthly performance but just 51% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility compared to the equity indexes, as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 38% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 36% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	4	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has outperformed the stock indexes for the inception-to-date time period.a

Conclusion

We believe FPA Crescent has met its objective since inception, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.a

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

FPA CRESCENT FUND
MAJOR PORTFOLIO CHANGES

For the Six Months Ended June 30, 2014
(Unaudited)

Shares or Principal Amount
NET PURCHASES
Common Stocks
Citigroup Inc.	4,093,100
Gazprom OAO (ADR) (1)	6,500,000
Joy Global Inc.	1,496,400
LUKoil OAO (ADR) (1)	885,000
Meggitt PLC (1)	20,949,800
MMC Norilsk Nickel OJSC (ADR) (1)	1,900,000
Rosneft Oil Company GDRS (Reg S) (1)	5,705,000
Surgutneftegas OAO — (Preference Shares) (1)	28,086,000
Limited Partnership
Endeavour Regional Bank Opportunites Fund L.P.	$27,832,412
NET SALES
Common Stocks
Tesco plc (2)	31,096,050
Wal-Mart Stores, Inc. (2)	1,220,400
Non-Convertible Bonds & Debentures
Global Ship Lease, Inc. — 0.2616% 2016 Term Loan (Floating) (2)	$29,768,840
International Lease Finance Corporation — 5.65% 2014 (2)	$5,570,000
Limited Partnership
Endeavour Financial Restoration Fund, L.P. (2)	$18,268,169

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2014
(Unaudited)

COMMON STOCKS — LONG	Shares	Fair Value
TECHNOLOGY — 14.9%
Analog Devices, Inc.	3,522,000	$190,434,540
Arris Group, Inc.*	7,098,800	230,923,964
Check Point Software Technologies Ltd.*	2,680,000	179,640,400
Cisco Systems, Inc.	10,337,200	256,879,420
Google Inc. (Class A)*	215,700	126,113,319
Google Inc. (Class C)*	215,700	124,087,896
Intel Corporation	5,727,900	176,992,110
Microsoft Corporation	14,980,000	624,666,000
Oracle Corporation	14,251,000	577,450,520
QUALCOMM, Inc.	2,100,000	166,320,000
TE Connectivity Ltd	1,748,800	108,145,792
		$2,761,653,961
FINANCIAL SERVICES — 8.3%
Alleghany Corporation*	268,776	$117,756,141
American International Group, Inc.	5,935,000	323,932,300
Aon Corporation (Great Britain)	5,995,000	540,089,550
Bank of America Corporation	3,801,200	58,424,444
The Bank Of New York Mellon Corporation	3,205,000	120,123,400
CIT Group Inc.	2,271,600	103,948,416
Citigroup Inc.	5,874,400	276,684,240
		$1,540,958,491
HEALTH CARE — 7.3%
Carefusion Corporation*	3,580,000	$158,773,000
Covidien plc (Ireland)	4,559,929	411,214,397
Johnson & Johnson	1,750,000	183,085,000
Thermo Fisher Scientific Inc.	3,315,000	391,170,000
WellPoint, Inc.	2,025,000	217,910,250
		$1,362,152,647
INDUSTRIAL PRODUCTS — 6.1%
Alcoa Inc.	19,175,000	$285,515,750
Henkel AG &Co. KGaA (Germany)	1,061,150	106,805,702
Joy Global Inc.	2,730,300	168,131,874
Meggitt plc (Great Britain)	20,949,800	181,408,508
MMC Norilsk Nickel OJSC (ADR) (Russia)	1,900,000	37,639,000
Norsk Hydro ASA (Norway)	26,646,634	142,650,090
Owens-Illinois, Inc.*	5,815,100	201,435,064
Sound Holding FP Luxembourg*,**,††	1,146,250	18,024,208
		$1,141,610,196

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2014
(Unaudited)

COMMON STOCKS — LONG — Continued	Shares	Fair Value
ENERGY — 5.7%
Bennu Oil & Gas LLC — A*,**	511,472	$33,286,604
Bennu Oil & Gas LLC — B*,**	72,957	—
Canadian Natural Resouces Limited (Canada)	5,176,500	237,653,115
Gazprom OAO (ADR) (Russia)	6,500,000	56,647,500
Groupe Bruxelles Lambert S.A. (ADR) (Belgium)	2,358,735	245,128,704
LUKoil OAO (ADR) (Russia)	885,000	52,843,350
Occidental Petroleum Corporation	3,688,700	378,571,281
Rosneft Oil Company GDRS (Reg S) (Russia)	5,705,000	41,732,075
Surgutneftegas OAO — (Preference Shares) (Russia)	28,086,000	23,142,864
		$1,069,005,493
RETAILING — 3.7%
CVS Caremark Corporation	6,805,000	$512,892,850
Regis Corporation	413,100	5,816,448
Walgreen Co.	2,175,000	161,232,750
		$679,942,048
CONSUMER NON-DURABLE GOODS — 3.4%
Anheuser-Busch InBev SA/NV (ADR) (Belgium)	1,990,000	$228,730,600
Orkla ASA (Norway)	23,328,978	207,893,855
Unilever N.V. (Netherlands)	4,300,000	188,164,560
		$624,789,015
ADVERTISING — 2.1%
The Interpublic Group of Companies	8,974,000	$175,082,740
WPP plc (Great Britain)	10,134,960	220,962,398
		$396,045,138
MULTI-INDUSTRY — 0.6%
Jardine Matheson Holdings Limited (Bermuda)	564,700	$33,492,357
Jardine Strategic Holdings Limited (Bermuda)	1,951,900	69,741,387
		$103,233,744
TELECOMMUNICATIONS — 0.5%
Vodafone Group Plc	2,814,699	$93,982,800
REAL ESTATE — 0.5%
Genting Malaysia Berhad (Malaysia)	67,555,200	$88,362,202
OTHER COMMON STOCKS — 1.0%		$186,053,988
TOTAL COMMON STOCKS — LONG — 54.1% (Cost $6,489,544,739)		$10,047,789,723

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2014
(Unaudited)

	Principal Amount	Fair Value
LIMITED PARTNERSHIPS — 1.0% (Cost $165,029,022)
Endeavour Regional Bank Opportunities Fund, L.P.**,††	$125,483,892	$141,284,322
U.S. Farming Realty Trust, L.P.**,††	35,000,000	40,274,570
U.S. Farming Realty Trust II, L.P.**,††	6,821,656	7,244,449
		$188,803,341
CURRENCY DERIVATIVES/FUTURES — 0.2% (Cost $19,644,137)
JPY Put
—Strike $95; expires 09/09/14; $215,000,000* (Barclays Capital counterparty)		$13,519,200
—Strike $95; expires 09/09/14; $214,000,000* (Bank of America counterparty)		13,469,160
—Strike $95; expires 03/24/22; $194,350,000* (Barclays Capital counterparty)		14,615,120
		$41,603,480
BONDS & DEBENTURES
CREDIT- FIXED INCOME
CONVERTIBLE BONDS & DEBENTURES
INDUSTRIAL PRODUCTS — 0.1%
Navistar International Corporation — 3.75% 2014	$9,259,000	$9,328,443
NON-CONVERTIBLE BONDS & DEBENTURES
HEALTH CARE — 1.0%
GlaxoSmithKline Capital, Inc. — 0.75% 2015	$49,690,000	$49,887,488
Novartis Capital Corporation — 2.9% 2015	46,445,000	47,421,227
Pfizer Inc. — 5.35% 2015	91,532,000	94,605,004
		$191,913,719
CONSUMER NON-DURABLE GOODS — 1.0%
Anheuser-Busch InBev — 4.125% 2015	$62,395,000	$63,647,717
Anheuser-Busch InBev — 5.375% 2014	19,748,000	20,113,415
McDonald's Corporation — 0.75% 2015	22,072,000	22,152,651
The Coca-Cola Company — 0.75% 2015	24,927,000	24,997,897
PepsiCo Inc. — 0.75% 2015	29,223,000	29,297,446
PepsiCo Inc. — 3.10% 2015	21,822,000	22,144,003
		$182,353,129

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2014
(Unaudited)

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
FINANCIAL SERVICES — 0.8%
BP Capital Markets plc — 3.875% 2015	$82,202,000	$84,199,287
iStar Financial Inc.
— 5.85% 2017	4,964,000	5,302,495
— 5.875% 2016	18,836,000	20,060,340
— 6.05% 2015	6,930,000	7,152,592
Springleaf Financial Services
— 5.75% 2016	5,216,000	5,542,000
— 6.5% 2017	8,980,000	9,743,300
— 6.9% 2017	15,366,000	17,056,260
		$149,056,274
ENERGY — 0.8%
ATP Oil & Gas Corporation — 8.5% PS loan 2013**,††	$588,168	$275,086
ATP Oil & Gas Corporation — 11.875% 2015*	136,899,000	2,053,485
ATP Oil & Gas Corporation — 14.5% 2014 Term Loan (Floating)**	13,391,620	133,916
Shell International Finance B.V. — 3.1% 2015	55,608,000	57,124,986
Total Capital S.A. — 3% 2015	78,878,000	80,900,140
		$140,487,613
TECHNOLOGY — 0.7%
International Business Machines Corporation — 0.55% 2015	$64,385,000	$64,507,216
International Business Machines Corporation — 0.875% 2014	69,240,000	69,382,364
		$133,889,580
RETAILING — 0.6%
Sears Holdings Corporation — 6.625% 2018	$6,654,000	$6,130,330
Wal-Mart Stores, Inc. — 4.5% 2015	17,740,000	18,485,321
The Walt Disney Company — 0.875% 2014	95,834,000	96,098,943
		$120,714,594
MULTI-INDUSTRY — 0.5%
Berkshire Hathaway Inc. — 3.2% 2015	$68,672,000	$69,862,656
Berkshire Hathaway Inc. — 4.85% 2015	29,566,000	30,282,393
		$100,145,049
INDUSTRIAL PRODUCTS — 0.5%
E.I. du Pont de Nemours and Company — 3.25% 2015	$28,170,000	$28,597,570
General Dynamics Corporation — 1.375% 2015	26,371,000	26,555,067
The Boeing Company — 3.5% 2015	32,718,000	33,368,362
United Technologies Corporation — 4.875% 2015	9,046,000	9,390,575
		$97,911,574
MASS MEDIA — 0.4%
Comcast Corporation — 6.5% 2015	$63,566,000	$65,634,031
NBCUniversal Media, LLC — 3.65% 2015	11,704,000	12,021,217
		$77,655,248

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2014
(Unaudited)

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
REAL ESTATE — 0.2%
Real Estate Loan Participation
RELP 1 — 12% 2016**,††	$4,594,071	$4,594,071
RELP 2 — 9% 2015**,††	13,509,747	13,509,748
RELP 3 — 9.75% 2015**,††	8,909,241	8,909,241
RELP 4 — 9% 2015**,††	858,927	858,927
RELP 5 — 9.5% 2016**,††	2,371,029	2,371,029
		$30,243,016
TOTAL CREDIT- FIXED INCOME — 6.6%		$1,233,698,239
U.S. GOVERNMENT & AGENCIES — 32.4%
Federal National Mortgage Association — 7.5% 2028	$29,608	$33,641
U.S. Treasury Notes
— 0.125% 2014†	260,000,000	260,002,548
— 0.25% 2014	195,000,000	195,055,224
— 0.25% 2014	200,000,000	200,070,320
— 0.25% 2014	220,000,000	220,169,730
— 0.25% 2014	350,000,000	350,162,365
— 0.25% 2014†	200,000,000	200,104,500
— 0.25% 2014	100,000,000	100,066,410
— 0.25% 2015	250,000,000	250,233,150
— 0.25% 2015	300,000,000	300,328,110
— 0.25% 2015	300,000,000	300,336,930
— 0.25% 2015	270,000,000	270,337,500
— 0.25% 2015	175,000,000	175,164,062
— 0.375% 2014	250,000,000	250,273,450
— 0.375% 2015	290,000,000	290,584,814
— 0.375% 2015	265,000,000	265,596,515
— 0.375% 2015	300,000,000	300,659,190
— 0.50% 2014†	300,000,000	300,143,550
— 0.625% 2014	170,000,000	170,029,053
— 1.875% 2015	275,000,000	279,722,520
— 2.125% 2014	230,000,000	231,949,618
— 2.125% 2015	255,000,000	259,625,598
— 2.25% 2015	240,000,000	243,037,512
— 2.375% 2015	300,000,000	304,538,100
— 2.50% 2015	300,000,000	305,988,270
TOTAL U.S. GOVERNMENT & AGENCIES		$6,024,212,680

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2014
(Unaudited)

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount		Fair Value
INTERNATIONAL GOVERNMENT & AGENCIES — 1.4%
Singapore Treasury Bills — 0.21% 2015	SGD	252,000,000	$201,527,248
Singapore Government Bond — 3.625% 2014		63,000,000	50,540,458
TOTAL INTERNATIONAL GOVERNMENT & AGENCIES			$252,067,706
MORTGAGE-BACKED SECURITIES — 0.4%
Stanwich Mortgage Loan Trust Series
2009-2 — 2.37% 2049**,††		$4,312,007	$1,928,329
2010-1A — 9% 2047**,††		3,051,527	1,543,462
2010-2A — 0% 2057**,††		20,088,923	10,128,835
2010-3A — 0% 2038**,††		11,511,933	5,759,420
2010-4A — 1.77% 2049**,††		17,457,099	8,815,835
2011-1A — 4.51% 2049**,††		29,762,854	15,697,792
2011-2A — 0% 2049**,††		17,063,598	9,132,506
2012-2A — 0% 2047**,††		14,484,300	6,155,828
2012-4A — 10.3% 2051**,††		20,033,036	9,215,197
Florida Mortgage Resolution Trust Series 2012-4A — 3.27% 2050**,††		729,229	268,281
			$68,645,485
TOTAL BONDS & DEBENTURES — 40.8% (Cost $7,628,947,952)			$7,578,624,110
TOTAL INVESTMENT SECURITIES — 96.1% (Cost $14,303,165,850)			$17,856,820,654
SHORT-TERM INVESTMENTS — 4.0%
Short-term Corporate Notes:
Exxon Mobil Corporation
— 0.05% 07/07/14		$60,000,000	$59,999,400
— 0.05% 07/14/14		50,000,000	49,999,097
— 0.05% 07/18/14		70,000,000	69,998,347
— 0.06% 07/08/14		50,000,000	49,999,417
— 0.06% 07/11/14		50,000,000	49,999,167
— 0.06% 07/16/14		50,000,000	49,998,750
— 0.06% 08/05/14		80,000,000	79,995,333
— 0.06% 08/07/14		60,000,000	59,996,300
— 0.07% 07/22/14		80,000,000	79,996,733
— 0.07% 08/12/14		50,000,000	49,995,917
Federal Home Loan Bank Discount Note — 0.06% 07/09/14		71,842,000	71,841,042

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2014
(Unaudited)

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0% 07/01/14 (Dated 06/30/2014, repurchase price of $70,230,000, collateralized by $71,015,000 principal amount U.S. Treasury Note — 3.375% 2044, fair value $71,636,381)	$70,230,000	$70,230,000
TOTAL SHORT-TERM INVESTMENTS (Cost $742,049,503)		$742,049,503
TOTAL INVESTMENTS — 100.1% (Cost $15,045,215,353)		$18,598,870,157
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT — (1.2)%
Avalonbay Communities, Inc.	(100,400)	$(14,275,876)
Baytex Energy Corp.	(113,500)	(5,240,340)
ConocoPhilips	(352,000)	(30,176,960)
Crescent Point Energy Corp.	(150,000)	(6,649,950)
Energy Select Sector SPDR (ETF)	(863,000)	(86,386,300)
Essex Propertry Trust, Inc.	(88,200)	(16,309,062)
Federal Realty Investment Trust	(107,300)	(12,974,716)
HCP, Inc.	(226,700)	(9,380,846)
Hospitality Properties Trust	(182,300)	(5,541,920)
Pennsylvania Real Estate Investment Trust	(600,000)	(11,292,000)
PharMerica Corporation*	(320,700)	(9,168,813)
Pitney Bowes Inc.	(401,000)	(11,075,620)
Ventas Inc.	(61,800)	(3,961,380)
		$(222,433,783)
OTHER COMMON STOCKS SOLD SHORT — (1.1)%		$(210,104,864)
TOTAL COMMON STOCKS SOLD SHORT — (2.3)% (Proceeds $354,597,332)		$(432,538,647)
Other assets less liabilities, net — 2.2%		$422,953,613
NET ASSETS — 100.0% — NOTE 2		$18,589,285,123

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 1.8% of total net assets at June 30, 2014

†  Security segregated as collateral for securities sold short.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 1.6% of total net assets at June 30, 2014.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

For the Six Months Ended June 30, 2014
(Unaudited)

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $14,303,165,850)	$17,856,820,654
Short-term investments — at amortized cost (maturities 60 days or less)	742,049,503	$18,598,870,157
Cash		543
Deposits for securities sold short		429,275,183
Receivable for:
Dividends and accrued interest		44,308,405
Capital stock sold		25,027,184
Miscellaneous		3,462,360
		$19,100,943,832
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $354,597,332)	$432,538,647
Investment securities purchased	48,456,845
Advisory fees and financial services	16,883,986
Capital Stock repurchased	5,753,452
Forward foreign currency contracts	4,337,335
Accrued expenses	2,670,145
Deferred revenue	473,539
Dividends and accrued interest expense on securities sold short	544,760	511,658,709
NET ASSETS		$18,589,285,123
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 537,028,443 outstanding shares		$14,909,365,509
Undistributed net realized gain on investments		136,104,820
Undistributed net investment income		72,438,640
Unrealized appreciation of investments		3,471,376,154
NET ASSETS		$18,589,285,123
NET ASSET VALUE
Offering and redemption price per share		$34.62

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014
(Unaudited)

INVESTMENT INCOME
Dividends	$162,952,244
Interest	36,189,725	199,141,969
EXPENSES:
Advisory fees	$86,163,949
Financial services	8,616,395
Short sale dividend & interest expense	5,095,531
Transfer agent fees and expenses	3,613,948
Custodian fees and expenses	591,122
Reports to shareholders	143,719
Trustees' fees and expenses	120,000
Registration fees	80,108
Audit and tax service fees	30,656
Legal fees	15,082
Other expenses	593,911	105,064,421
Net investment income		$94,077,548
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on investments and foreign currency transactions:
Net realized gain on sale of investment securities	$104,780,177
Net realized loss on expiration of foreign currency contracts	(3,969,664)
Net realized loss on sale of investment securities sold short	(9,510,962)
Net realized gain on investments and foreign currency transactions		$91,299,551
Change in unrealized appreciation of investments and foreign currency translation:
Investment securities	$731,522,092
Investment securities sold short	(32,652,251)
Foreign currency contracts	(13,046,488)
Change in unrealized appreciation of investments and foreign currency translation		685,823,353
Net realized and unrealized gain on investments and foreign currency		$777,122,904
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$871,200,452

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
CHANGES IN NET ASSETS
Operations:
Net investment income	$94,077,548		$44,134,858
Net realized gain on investments and foreign currency transactions	91,299,551		597,985,183
Change in unrealized appreciation of investments investments and foreign currency translation	685,823,353		1,842,998,349
Change in net assets resulting from operations		$871,200,452		$2,485,118,390
Distribution to shareholders from:
Net investment income	$(35,508)		$(83,125,764)
Net realized capital gains	(283,566)	(319,074)	(914,275,974)	(997,401,738)
Capital Stock transactions:
Proceeds from Capital Stock sold	$2,991,528,403		$5,543,614,033
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		856,106,051
Cost of Capital Stock repurchased*	(1,176,998,605)	1,814,529,798	(1,900,259,605)	4,499,460,479
Total change in net assets		$2,685,411,176		$5,987,177,131
NET ASSETS
Beginning of period		15,903,873,947		9,916,696,816
End of period		$18,589,285,123		$15,903,873,947
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		89,773,425		176,927,466
Shares issued to shareholders upon reinvestment of dividends and distributions		—		27,890,702
Shares of Capital Stock repurchased		(35,301,093)		(60,812,110)
Increase (decrease) in Capital Stock outstanding		54,472,332		144,006,058

*  Net of redemption fees of $420,730 and $743,317 for the six months ended June 30, 2014 and year ended December 31, 2013, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30,		Year Ended December 31,		Nine Months Ended December	Year Ended March 31,
	2014 (Unaudited)		2013	2012	31, 2011	2011	2010
Per share operating performance:
Net asset value at beginning of period	$32.96		$29.29	$26.78	$27.98	$25.88	$19.11
Income from investment operations:
Net investment income	$0.18		$0.14	$0.12	$0.20	$0.31	$0.31
Net realized and unrealized gain (loss) on investment securities and foreign currency	1.48		6.02	2.63	(0.58)	2.75	6.77
Total from investment operations	$1.66		$6.16	$2.75	$(0.38)	$3.06	$7.08
Less distributions:
Dividends from net investment income	—	*	$(0.21)	$(0.12)	$(0.31)	$(0.32)	$(0.31)
Distributions from net realized capital gains	—	*	(2.28)	(0.12)	(0.51)	(0.64)	—
Total distributions	—	*	$(2.49)	$(0.24)	$(0.82)	$(0.96)	$(0.31)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$34.62		$32.96	$29.29	$26.78	$27.98	$25.88
Total investment return**	5.04%		21.95%	10.33%	(1.36)%	12.22%	37.22%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$18,589,285		$15,903,874	$9,916,697	$7,478,531	$6,032,766	$3,291,711
Ratio of expenses to average net assets	1.20	%†‡	1.23%‡	1.26%‡	1.25%†‡	1.28%‡	1.34%‡
Ratio of net investment income to average net assets	1.08	%†	0.34%	0.62%	0.89%†	0.87%	1.32%
Portfolio turnover rate	13	%†	22%	26%	32%†	20%	32%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the nine months ended December 31, 2011 is not annualized.

†  Annualized

‡  For the periods ended June 30, 2014, December 31, 2013, December 31, 2012, December 31, 2011, March 31, 2011, and March 31, 2010, the expense ratio includes short sale dividend expense equal to 0.05%, 0.09%, 0.10%, 0.07%†, 0.12%, and 0.17% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2014
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Note 8.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014
(Unaudited)

when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities generally of 60 days or less at the time of purchase) aggregated $5,489,070,159 for the six month period ended June 30, 2014. The proceeds and cost of securities sold resulting in net realized gains of $91,299,551 aggregated $3,600,348,380 and $3,509,048,829, respectively, for the six months ended June 30, 2014. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014
(Unaudited)

each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities (excluding securities sold short) held at June 30, 2014, for federal income tax purposes was $14,342,663,387. Gross unrealized appreciation and depreciation for those investment securities at June 30, 2014, for federal income tax purposes was $3,632,287,752 and $118,130,485 respectively resulting in net unrealized appreciation of $3,514,157,267. As of and during the six months ended June 30, 2014, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2010 or by state tax authorities for years ended on or before December 31, 2009.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely. No fees were waived during the period.

For the six months ended June 30, 2014, the Fund paid aggregate fees of $120,000 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the six months ended June 30, 2014, the Fund collected $420,730 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014
(Unaudited)

inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities generally of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2014 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks — Long	$9,996,478,911	$33,286,604	$18,024,208	$10,047,789,723
Limited Partnerships	—	—	188,803,341	188,803,341
Credit Bonds & Debentures	—	1,203,046,221	30,652,018	1,233,698,239
U.S. Government & Agencies	—	6,024,212,680	—	6,024,212,680
International Government & Agencies	—	252,067,706	—	252,067,706
Mortgage-Backed Securities	—	—	68,645,485	68,645,485
Short-Term Investments	—	742,049,503	—	742,049,503
	$9,996,478,911	$8,254,662,714	$306,125,052	$18,557,266,677

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014
(Unaudited)

Investments (continued)	Level 1	Level 2	Level 3	Total
Currency Options (currency risk)	—	$41,603,480	—	$41,603,480
Forward foreign currency contracts (currency risk) Receivable	—	—	—	—
Payable	—	(4,337,335)	—	(4,337,335)
	—	$37,266,145	—	$37,266,145
Common Stocks Sold Short	$(432,538,647)	—	—	$(432,538,647)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the six months ended June 30, 2014:

Investment	Beginning Value at December 31, 2013	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at June 30, 2014	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2014
Common Stocks — Long	$9,295,858	$(134,801)	$8,863,151	—	—	$18,024,208	$(134,801)
Limited Partnership	175,920,571	1,602,247	29,548,691	$(18,268,169)	—	188,803,340	10,705,781
Credit Bonds & Debentures	26,007,445	(363,114)	5,214,155	(206,467)	—	30,652,019	993,617
Mortgage-Backed Securities	81,356,636	13,707,453	—	(26,418,604)	—	68,645,485	(181,322)
	$292,580,510	$14,811,785	$43,625,997	$(44,893,240)	—	$306,125,052	$11,383,275

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1, 2, or 3 during the six months ended June 30, 2014.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014
(Unaudited)

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2014:

Financial Assets	Fair Value at June 30, 2014	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stocks — Long	$18,024,208	Most Recent Capitlization (Funding)*	Private Financing	$15.72
Limited Partnerships	$141,284,322	NAV as Practical Expedient**	N/A	$112.59
	$40,274,570	NAV as Practical Expedient**	N/A	$115.07
	$7,244,449	NAV as Practical Expedient**	N/A	$106.20
Credit Bonds & Debentures	$30,243,016	Most Recent Capitlization (Funding)*	Private Financing	$100.00
	$275,086	Third-Party Broker Quote/Guarantee***	Quotes/Prices	$46.77
	$133,916	Third-Party Broker Quote****	Quotes/Prices	$1.00
Mortgage-Backed Securities	$68,645,485	Methods of Comparables/Consensus Pricing*****	Quotes/Prices	$40.35-$61.61
			Discount	0.9%-19.9% (1.9%)

*  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

**  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

***  The Third-Party Broker Quote/Guarantee technique involves obtaining an independent third-party broker quote in conjunction with the thirdparty guarantees for a portion of the value.

****  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

*****  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund's transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statements of Assets and Liabilities under the heading "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations under the heading "Forward Foreign Currency Contracts." During the six months ended June 30, 2014 the proceeds from forward foreign currency contracts opened for the Fund were $986,703,190 and the contracts closed or settled was $985,855,356.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014
(Unaudited)

At June 30, 2014 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is either Barclays Capital (BC) or State Street Bank and Trust (SSB), as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at June 30, 2014	Unrealized Appreciation/ (Depreciation)
Euro (BC)	118,300,000	9/23/14	$162,000,020	$(634,088)
British Pound (BC)	60,000,000	7/28/14	102,678,000	(2,076,000)
Singapore Dollar (SSB)	64,141,875	7/1/14	51,441,074	(252,474)
Singapore Dollar (SSB)	252,000,000	5/4/15	202,101,211	(1,374,773)
Total Depreciation			$518,220,305	$(4,337,335)

Note 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivatives and repurchase agreements by counterparty net of amounts available for offset under

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014
(Unaudited)

an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2014:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received		Financial Instruments Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase agreement	$70,230,000	$70,230,000	**	—	—
Forward foreign currency contracts payable	$(1,672,247)	—		—	$(1,672,247)
Barclays Capital:
Forward foreign currency contracts payable	$(2,710,088)	—		—	$(2,710,088)

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $71,636,381 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual repurchase agreement is not shown for financial reporting purposes.

Note 10 — Commitments

At June 30, 2014, the Fund was liable for unfunded commitments of $5,178,344 for the U.S. Farming Realty Trust II, $6,679,723 for the RELP 1 — 12% 2016, $3,992,193 for the RELP 3 — 9.75% 2015, $3,330,957 for the RELP 4 — 9% 2015, and $6,943,728 for the RELP 5 — 9.5% 2016.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2014
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2013	$1,000.00	$1,000.00
Ending Account Value June 30, 2014	$1,050.40	$1,018.97
Expenses Paid During Period*	$6.11	$6.03

*  Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2014 (181/365 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (73)*	Trustee & Chairman† Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Thomas P. Merrick – (77)*	Trustee† Years Served: 4	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (69)*	Trustee† Years Served: 11	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – (71)*	Trustee† Years Served: 1	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (71)*	Trustee† Years Served: 7	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Steven Romick – (51)	Trustee,† President & Chief Investment Officer Years Served: 20	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	2
Mark Landecker – (38)	Portfolio Manager Years Served: 1	Partner of the Adviser.
Brian A. Selmo – (36)	Portfolio Manager Years Served: 1	Partner of the Adviser.
J. Richard Atwood – (54)	Treasurer Years Served: 11	Chief Operating Officer of the Adviser.
Leora R. Weiner – (43)	Chief Compliance Officer Years Served: <1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008-2014.

Sherry Sasaki – (59)	Secretary Years Served: 11	Assistant Vice President and Secretary of the Adviser.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Continued

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
E. Lake Setzler – (47)	Assistant Treasurer Years Served: 7	Senior Vice President and Controller of the Adviser.
Michael P. Gomez – (28)	Assistant Vice President Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11601 Wilshire Blvd., Suite 1200, Los Angeles, CA 90025.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212-3948

COUNSEL

K&L Gates LLP
San Francisco, CA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, CA

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   August 22, 2014

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:   August 22, 2014